UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 2, 2009

SUTURA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-25548	84-1010269
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

17080 Newhope Street, Fountain Valley, California	92708
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 437-9801

___________________________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K, as well as other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”), contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management.  When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements.  Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

To the extent required by Item 2.01 of Form 8-K, the information contained in or incorporated by reference into Item 8.01 of this Current Report is hereby incorporated by reference into this item 2.01.

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

To the extent required by Item 2.04 of Form 8-K, the information contained in or incorporated by reference into Item 8.01 of this Current Report is hereby incorporated by reference into this item 2.04.

Section 8 – Other Events

Item 8.01.  Other Events

On July 2, 2009, Registrant received a Notice of Default and Demand for Payment or Delivery of Collateral from certain of its secured creditors as a result of Registrant’s failure to pay amounts due under certain secured promissory notes in the aggregate principal amount of $12,279,917.50, plus accrued and unpaid interest totaling $1,473,590.10.  All of Registrant’s assets including, without limitation, all of its intellectual property, had been pledged for the benefit of the secured parties as security for performance of Registrant’s obligations under the security agreements and the related loan documents for the secured promissory notes.  The secured parties have a senior secured position on all of Registrant’s assets.  Registrant did not have sufficient cash reserves and liquid assets to satisfy the amounts of principal and accrued interest that became due on July 1, 2009, as Registrant was insolvent.  Accordingly, the secured creditors have exercised their rights under the security agreements and the Uniform Commercial Code and have taken possession of all of Registrant’s assets.  Registrant believes that the secured creditors will sell or otherwise dispose of the assets for value which will serve to reduce the amounts otherwise owed to the secured creditors.

In particular, Whitebox Advisors, LLC, Pandora Select Partners, L.P. ("Pandora"), Whitebox Hedged High Yield Partners, L.P. ("WHHYP"), Whitebox Convertible Arbitrage Partners, L.P. ("WCAP"), Whitebox Intermarket Partners, L.P. ("WIP"), Gary F. Kohler ("Kohler"), and Scot W. Malloy ("Malloy", collectively with Pandora, WHHYP, WCAP, WIP, and Kohler the "Whitebox Secured Parties") and Registrant are parties to a Purchase Agreement dated September 17, 2004 ("September 2004 Purchase Agreement"), pursuant to which, among other things, Registrant issued Secured Convertible Promissory Notes dated September 17, 2004 to Pandora, WHHYP, WCAP, WIP, Kohler and Malloy in the original aggregate principal amount of $6,550,000.00 (the "Original Notes").  As a condition to receiving the $6,550,000.00 loan, Registrant pledged all of it's assets pursuant to the terms of a Security Agreement dated September 17, 2004 (as amended and superseded, the "Security Agreement").  Pursuant to the Security Agreement, Registrant and the Whitebox parties also executed a Patent and Trademark Security Agreement dated September 17, 2004 (as amended and superseded, the "Patent and Trademark Security Agreement").

Additionally, Registrant, Pandora, WHHY, WCAP and WIP, are parties to a Purchase Agreement dated March 24, 2005 ("March 2005 Purchase Agreement"), pursuant to which, among other things, Registrant issued restated Secured Convertible Promissory Notes dated March 24, 2005 to Pandora, WHHYP, WCAP and WIP in the aggregate principal amount of $3,000,000 (the “March 2005 Notes”).  To secure Registrant’s obligations, Registrant and the Whitebox Secured Parties amended both the Security Agreement and the Patent and Trademark Security Agreement on March 24, 2005.

Registrant, Pandora, WHHY, WCAP and WIP are also parties to a Purchase Agreement dated September 7, 2005 (“September 2005 Purchase Agreement”, together with the September 2004 Purchase Agreement and the March 2005 Purchase Agreement, the “Purchase Agreements”), pursuant to which, among other things, Registrant issued Secured Convertible Promissory Notes dated September 7, 2005 to Pandora, WHHYP, WCAP and WIP in the original aggregate principle amount of $7,000,000 (collectively, as amended, the September 2005 notes”).  To secure Registrant’s obligations, Registrant and the Whitebox Secured Parties amended the Security Agreement and the Patent and Trademark Security Agreement on September 7, 2005.

The Original Notes, March 2005 Notes and September 2005 Notes (collectively the “Notes”) matured on July 1, 2009 and the entire unpaid principle balance of the Notes, together with all accrued and unpaid interest, and any other obligations of Registrant owed to the Whitebox Secured Parties under the Notes, the Purchase Agreements, the Security Agreement, or the Patent and Trademark Security Agreement were immediately due and payable in full without notice or demand.  As of July 1, 2009, the principle balance due under the Notes was $12,279,917.50 and accrued and unpaid interest due totaled $1,473,590.10.   Under the terms of the Notes, Registrant is obligated for all costs of collection.

As a result of Registrant’s failure to pay the amounts due under the Notes on July 1, 2009, the Whitebox Secured Parties demanded immediate and full payment of all amounts due under the terms of the Notes, Purchase Agreements, Security Agreement and the Patent and Trademark Security Agreement and demanded that Registrant assemble and deliver to the Whitebox Secured Parties all of the Collateral (as defined in the Security Agreement) for disposition under the terms of the Security Agreement, the Patent and Trademark Security Agreement, and applicable provisions of the Uniform Commercial Code.  Registrant did not have sufficient funds to pay the amounts due under the Notes and has transferred to the Whitebox Secured Parties all of Registrant’s assets for disposition under the terms of the Security Agreement, the Patent and Trademark Security Agreement, and applicable provisions of the Uniform Commercial Code.

Failure to pay the amounts due to the Whitebox Secured Parties on July 1, 2009, has also resulted in a default on, and caused an acceleration of the due date of, outstanding unsecured notes issued on May 18, 2007, June 13, 2007 and July 2, 2007 and due to certain of the Whitebox Secured Parties in the aggregate principal amount of $1,700,000 (the “Unsecured Notes”).  The Unsecured Notes are originally due on May 18, 2012, but have accelerated and have become due as a result of the payment default of the Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUTURA, INC.

Date: August 4, 2009	By:	/s/ Brian Abraham
Brian Abraham
Chief Executive Officer